Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 80,700,556 Shares
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Supplement No. 5 dated June 8, 2017
to
Prospectus dated November 2, 2016
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This Supplement No. 5 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 2, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

Extension of Offering Period

On May 30, 2017, the Company's Board of Directors approved the continuation of the Company's offering period until the earlier of (i) November 2, 2019, which is the expiration date of the Prospectus, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares. The offering may be further extended by the Board of Directors, in its sole discretion.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

This supplement replaces the following questions and answers as they appear on pages 27 and 29 of the Prospectus:

Q: How long will this offering last?

A:
This is a continuous offering of our shares as permitted by the federal securities laws. This offering had an initial term of three years. On February 9, 2016, our Board of Directors approved an extension of our offering period for an additional 18 months, extending this offering to November 9, 2017, unless our Board of Directors elected to continue the offering past that date. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares, unless further extended by our Board of Directors. We will file post-effective amendments to our current registration statement, of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering until the expiration date set forth above. Your ability to purchase shares and submit shares for repurchase will not be affected during this time.

Q: Will I otherwise be able to liquidate my investment?

A:
We intend to pursue a liquidity event for our stockholders, such as a public listing of our shares, immediately following the earlier of the expiration of the offering period and the completion of this offering, subject to then-current market conditions. We expect that it may take up to three years after the completion of this offering to complete a liquidity event. This offering will be complete when we have sold the maximum number of shares offered hereby, or November 2, 2019, unless further extended by our Board of Directors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to pursue a liquidity event immediately following the earlier of the expiration of the offering period and the completion of this offering, our Board of Directors may, in its sole discretion, determine that it is in the best interests of the Company and its stockholders to further extend the offering and therefore further delay a liquidity event. Additionally, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all.